Exhibit 32.1
Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes
-Oxley Act of 2002
In
connection
with
the
Annual
Report
of
USCB
Financial
Holdings,
Inc.
(the
“Company”)
on
Form 10-K
for
the
year
ended December 31,
2025 (the
“Report”),
as filed
with the
Securities and
Exchange Commission
on the
date hereof
(the
“Report”), I,
Luis
de
la
Aguilera,
as
President
and
Chief
Executive
Officer
of
the
Company,
certify,
to
the
best
of
my
knowledge, pursuant to 18 U.S.C. §1350, as adopted
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
that:
1)
The
Report
fully
complies
with
the
requirements
of
Section 13(a) or
15(d),
as
applicable,
of
the
Securities
Exchange Act of 1934; and
2)
The
information
contained
in
the
Report
fairly
presents,
in
all
material
respects,
the
financial
condition
and
results of operations of the Company.
/s/ Luis de la Aguilera
Luis de la Aguilera
Chairman, President,
and Chief Executive Officer
Date: 3/13/2026